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                                      BEA
                         ADVISOR & INSTITUTIONAL SHARES
                     BEA SELECT ECONOMIC VALUE EQUITY FUND

                        SUPPLEMENT DATED AUGUST 13, 1998
                                       TO
                         PROSPECTUS DATED JULY 13, 1998

The fee table on page two is revised to read as follows:

    1. The notation "(after waivers)" and the reference to footnote 2 should be deleted from the Other Expenses line;

    2.  Footnote 2 to the fee table on page 2 should read as follows:

        Before expense waivers and expense reimbursements, Management Fees would be .75% and .75%, respectively, for the Institutional and Advisor Classes of the Fund, and Total Fund Operating Expenses would be 1.23% and 1.48%, respectively, for the Institutional and Advisor Classes of the Fund.